EXHIBIT (j)(2)

                                          PROPOSED AUDITOR'S CONSENT FOR PEA #37



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 37 to the registration statement on Form N-1A.



/s/ PricewaterhouseCoopers LLP
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Milwaukee, Wisconsin
August 16, 1999